UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period:  May 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report

OAK RIDGE SMALL CAP GROWTH FUND
OAK RIDGE LARGE CAP GROWTH FUND
OAK RIDGE DIVIDEND GROWTH FUND
OAK RIDGE GROWTH OPPORTUNITY FUND

May 31, 2015

  Oak Ridge Investments  |  www.oakridgefunds.com

Oak Ridge Funds
Each a series of Investment Managers Series Trust

Table of Contents

Oak Ridge Small Cap Growth Fund
Shareholder Letter	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	8
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Oak Ridge Large Cap Growth Fund
Shareholder Letter	17
Fund Performance	19
Schedule of Investments	20
Statement of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Oak Ridge Dividend Growth Fund
Shareholder Letter	29
Fund Performance	31
Schedule of Investments	32
Statement of Assets and Liabilities	35
Statement of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	38
Oak Ridge Growth Opportunity Fund
Shareholder Letter	40
Fund Performance	42
Schedule of Investments	43
Statement of Assets and Liabilities	46
Statement of Operations	47
Statements of Changes in Net Assets	48
Financial Highlights	49
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	64
Supplemental Information	65
Expense Examples	68

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oak Ridge Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.oakridgefunds.com

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and lead portfolio manager of the Oak Ridge Small Cap Growth Fund.

Fellow Shareholders,

Small cap growth stocks performed very well during the past 6 months, as measured by the 10.48% gain of the Fund’s benchmark, the Russell 2000 Growth Index. The Fund, while delivering a strong absolute return of 7.83% for Class A shares at NAV, finished the period behind the benchmark.

General investor optimism led to outperformance for speculative companies during the past 6 months, including many with negative earnings and lofty valuations. This type of environment typically works against the Fund, given our focus on fast-growing, higher-quality, and reasonably valued companies. In this sense, we are pleased we were able to deliver attractive absolute returns without taking on excessive risk to do so.

Merger and Acquisition Activity Contributes to Fund Performance

The Fund’s 6-month performance was boosted by merger and acquisition (M&A) activity, as two different portfolio holdings were bought out during the period. Fund holdings that were taken over include Sapient Corp. in Technology and MWI Veterinary Supply in Healthcare. This demonstrates the continuation of M&A activity that the Fund has seen over the past 12 months; starting June 1, 2014 six Fund positions have been taken out over the period representing 10.25% of the assets of the Fund at the start of the period.

We don’t research companies with the end goal of identifying takeover candidates. Instead, many of the faster-growing, reasonably valued companies that we seek to own are also attractive additions for corporations that are striving to boost top-line growth through acquisitions. Large companies have increased their earnings per share in recent years by measures such as cost-cutting, share buybacks, and dividend increases. This has obscured the fact that many companies are starved for ways to expand their top-line revenues, a problem that they can address by “buying growth” through the acquisition of smaller companies. As a result, we believe the positive backdrop for M&A can continue to provide support for small cap growth stocks.

Stock Selection Adds Value

Merger-and-acquisition activity was just one of the drivers of the Fund’s performance. Most notably, our performance was boosted by the strong returns of our holdings in the Technology sector relative to the Technology stocks in the benchmark. In addition to having a portfolio holding that was taken over, a number of our positions excelled due to positive, company-specific developments. For instance, we generated significant outperformance through our position in EPAM Systems, a provider of outsourcing services with operations that are based in Eastern Europe. The stock sold off in the wake of the discord between Russia and Ukraine solely due to its proximity to the conflict, and we added to our position at what we believed was a very compelling valuation. EPAM stock subsequently rebounded once the tension abated, making a strong contribution to Fund performance.

The Fund’s 6-month performance was boosted by merger and acquisition (M&A) activity, as two different portfolio holdings were bought out during the period.

Our performance in Technology was also helped significantly by our positions in stocks that are benefiting from corporations’ growing demand for cybersecurity. While overall corporate tech spending is flat, enterprises are devoting a larger portion of their budgets to addressing security issues. This has led to rising demand—and strong stock-price performance—for companies such as Fortinet, Proofpoint, and FireEye. While these stocks have higher valuations than stocks we typically hold in the Fund, we believed their prices were more than justified by their compelling growth prospects.

In addition to Technology, one of the top contributors to Fund performance was stock selection in the Industrial sector.  Middleby Corp., a maker of ovens and other large kitchen equipment, continues to drive sales growth by developing innovative products. A.O. Smith, which has benefited from rapidly rising sales of its water heaters in China, and Watsco, whose air conditioning products are helping its customers meet tighter environmental standards, also finished the year among the Fund’s leading contributors.

Despite Recent Outperformance, Positions in Healthcare Sector Detracts

The Fund’s positions in the Healthcare sector delivered lower relative returns during the period after an extraordinary two years of outperformance. We are less concerned given our high confidence in diverse holdings of leading developers of drugs and medical solutions.  Keryx Pharmaceuticals was a main detractor from performance during the period.  Keryx is a leading developer of treatments for kidney diseases.  Although the company has seen mixed price performance from drug trial data releases, the company has a large potential growth opportunity for its lead drug to be adopted for efficiently and effectively treating those on kidney dialysis.  Spectranetics, a medical device company focused on minimally invasive cardiovascular procedures, also detracted from performance during the period.  Recent earnings disappointments have affected the stock price, but upcoming broader availability of the company’s leading laser technologies should accelerate further growth.

The Consumer Discretionary sector also proved to be an area of weakness for the Fund, given poor visibility and speculative leadership. Deckers Outdoor and Vitamin Shoppe, maker of outdoor clothing and footwear, and health and nutrition products retailer, respectively, were both caught up in the softer than expected sales environment of specific product segments. Both companies have been making adjustments to offer a diversified, higher margin product mix.

Our active approach can help weed out companies without earnings and identify opportunities in faster-growing areas such as Technology and Healthcare.

On the plus side, the Fund was helped by having a zero weighting in the Materials sector. This underweighting is a long-standing result of our investment process, as we have always found it difficult to identify Materials stocks with the type of reliable growth characteristics we seek. Given the sector’s substantial underperformance, our lack of exposure was a plus for relative performance.

Small Cap Space Remains A Source of Growth

Small cap stocks have delivered strong performance not just in the past 6-months, but also over a multi-year period. As of May 31, 2015, the Russell 2000 Growth Index had a remarkable five-year annualized total return of 17.37%. This level of performance has fueled talk of a potential “bubble” in the asset class, but we think that represents an inaccurate assessment. While valuations are indeed somewhat expensive in relation to historical levels, it’s also important to keep in mind that the small cap space has an abundance of fast-growing companies that aren’t dependent on broader economic growth trends to drive earnings. As a result, in many cases the higher valuations are justified by superior top-line growth.

We believe our emphasis on growing companies with high-quality businesses and consistent market share growth will enable the Fund to continue participating in the many positive trends within the small caps space in the years ahead. Our active approach identifies opportunities in faster-growing areas such as Technology and Healthcare, while striving to mitigate risk by emphasizing companies with earnings visibility and attractive valuations. We believe this remains the most effective strategy for generating long-term outperformance within the small cap space.

Thank you for your confidence in Oak Ridge Investments.

Sincerely,

David Klaskin
Lead Portfolio Manager

The views in this letter were as of July 17, 2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small and mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. The fund is a newly organized series of an open end investment company with a limited history of operations. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 2000 Growth Index measures the performance of small cap U.S. growth stocks.

Oak Ridge Small Cap Growth Fund
FUND PERFORMANCE at May 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class Y shares (the Class with the largest net assets), made at its inception, with a similar investment in the Russell 2000 Growth Index and the Russell 2000 Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Growth Index measures the performance of U.S. small cap growth stocks.  The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe.  These indices do not reflect expenses, fees or sales charge, which would lower performance.  The indices are unmanaged and they are not available for investment.

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception*
Before deducting maximum sales charge
Class A¹	16.66%	16.46%	9.74%	10.97%
Class C²	15.83%	15.57%	8.87%	8.51%
Class K	17.23%	16.74%	9.88%	11.03%
Class Y	17.07%	16.87%	9.95%	11.07%
After deducting maximum sales charge
Class A¹	9.95%	15.09%	9.10%	10.66%
Class C²	14.83%	15.57%	8.87%	8.51%
Russell 2000 Growth Index	17.73%	17.37%	10.06%	7.58%
Russell 2000 Index	11.32%	15.04%	8.73%	9.12%

*	Class A shares commenced operations on January 3, 1994, Class C shares commenced operations on March 1, 1997, Class K shares commenced operations on December 20, 2012, and Class Y shares commenced operations on December 29, 2009.
[1]	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.

The Fund acquired the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance results shown in the graph and the performance table above for the period prior to October 17, 2014, reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (855) 551-5521.

The expense ratios for Class A shares was 1.32%, for Class C shares was 2.10%, for Class K shares was 0.87%, and for Class Y shares was 1.00%, which were the amounts stated in the current prospectus.  The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for operating expenses is in effect until October 17, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Small Cap Growth Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2015

Number of Shares		Value

	COMMON STOCKS – 95.9%
	CONSUMER DISCRETIONARY – 11.2%
1,030,992	Burlington Stores, Inc.*	$54,405,448
500,000	ClubCorp Holdings, Inc.	11,365,000
396,661	Core-Mark Holding Co., Inc.	21,304,662
299,000	Deckers Outdoor Corp.*	20,376,850
1,061,175	La Quinta Holdings, Inc.*	26,380,811
659,926	LKQ Corp.*	18,854,086
618,109	Monro Muffler Brake, Inc.	36,474,612
1,355,300	Texas Roadhouse, Inc.	47,462,606
1,563,880	Wolverine World Wide, Inc.	45,946,794
		282,570,869
	CONSUMER STAPLES – 1.9%
735,100	United Natural Foods, Inc.*	49,303,157

	ENERGY – 2.3%
437,699	Gulfport Energy Corp.*	18,891,089
341,386	PDC Energy, Inc.*	20,360,261
1,425,000	Penn Virginia Corp.*	6,626,250
1,350,200	Sanchez Energy Corp.*	13,610,016
		59,487,616
	FINANCIALS – 6.0%
1,426,858	BankUnited, Inc.	47,928,160
1,104,697	PRA Group, Inc.*	62,702,602
762,780	Stifel Financial Corp.*	40,625,663
		151,256,425
	HEALTH CARE – 26.9%
860,625	Acadia Healthcare Co., Inc.*	63,806,738
877,499	Acceleron Pharma, Inc.*	29,598,041
2,626,340	Akorn, Inc.*	120,549,006
527,000	Align Technology, Inc.*	31,973,090
1,370,000	BioDelivery Sciences International, Inc.*	11,672,400
437,524	Chimerix, Inc.*	18,310,379
1,257,471	Depomed, Inc.*	26,230,845
1,802,639	Globus Medical, Inc. - Class A*	46,760,456
2,094,900	Keryx Biopharmaceuticals, Inc.*	21,786,960
330,100	Ligand Pharmaceuticals, Inc.*	29,085,111
546,959	Mallinckrodt PLC* 1	70,798,373
263,556	Nevro Corp.*	13,396,551
1,637,409	Omnicell, Inc.*	60,551,385
300,000	Pacira Pharmaceuticals, Inc.*	23,463,000
298,093	Sage Therapeutics, Inc.*	22,318,223
406,700	Sirona Dental Systems, Inc.*	40,149,424
2,072,265	Spectranetics Corp.*	51,454,340
		681,904,322

Oak Ridge Small Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS – 16.0%
957,732	A.O. Smith Corp.	$68,362,910
1,178,500	Beacon Roofing Supply, Inc.*	36,957,760
401,738	CLARCOR, Inc.	24,751,078
1,817,593	KEYW Holding Corp.*	12,723,151
767,812	Middleby Corp.*	83,461,165
152,100	Power Solutions International, Inc.*	8,365,500
1,167,500	Roadrunner Transportation Systems, Inc.*	29,035,725
1,319,500	TriMas Corp.*	38,133,550
778,495	Waste Connections, Inc.	37,780,362
518,600	Watsco, Inc.	65,302,112
		404,873,313
	TECHNOLOGY – 31.6%
224,321	ANSYS, Inc.*	19,964,569
1,407,616	CalAmp Corp.*	27,786,340
579,840	Ellie Mae, Inc.*	36,657,485
1,397,305	EPAM Systems, Inc.*	100,480,202
1,280,000	FireEye, Inc.*	59,609,600
1,749,078	Fortinet, Inc.*	70,068,065
778,410	HomeAway, Inc.*	21,849,969
493,144	Hortonworks, Inc.*	12,954,893
703,600	MAXIMUS, Inc.	45,994,332
1,606,887	Nimble Storage, Inc.*	41,586,236
938,326	Proofpoint, Inc.*	55,483,216
814,441	Qlik Technologies, Inc.*	29,458,331
2,477,087	Rambus, Inc.*	37,874,660
2,297,147	Seachange International, Inc.* 2	15,528,714
804,000	Silicon Laboratories, Inc.*	44,573,760
1,071,600	Solera Holdings, Inc.	52,862,028
1,226,097	Synchronoss Technologies, Inc.*	53,997,312
1,034,075	Virtusa Corp.*	47,050,412
245,804	WEX, Inc.*	27,871,715
		801,651,839
	TOTAL COMMON STOCKS (Cost $1,654,793,524)	2,431,047,541

	SHORT-TERM INVESTMENTS – 4.2%
105,243,384	Fidelity Institutional Government Portfolio, 0.01%[3]	105,243,384

	TOTAL SHORT-TERM INVESTMENTS (Cost $105,243,384)	105,243,384

	TOTAL INVESTMENTS – 100.1% (Cost $1,760,036,908)	2,536,290,925
	Liabilities in Excess of Other Assets – (0.1)%	(1,951,085)

	TOTAL NET ASSETS – 100.0%	$2,534,339,840

Oak Ridge Small Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2015

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Affiliated company.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	31.6%
Health Care	26.9%
Industrials	16.0%
Consumer Discretionary	11.2%
Financials	6.0%
Energy	2.3%
Consumer Staples	1.9%
Total Common Stocks	95.9%
Short-Term Investments	4.2%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2015

Assets:
Investments, at value (cost $1,736,744,803)	$2,520,762,211
Investments in affiliated issuers, at value (cost $23,292,105)	15,528,714
Total Investments, at value (cost $1,760,036,908)	2,536,290,925

Receivables:
Fund shares sold	2,483,181
Dividends and interest	354,086
Prepaid expenses	282,393
Prepaid offering costs	8,582
Total assets	2,539,419,167

Liabilities:
Payables:
Investment securities purchased	34,968
Fund shares redeemed	2,321,607
Advisory fees	1,732,526
Transfer agent fees and expenses - Class A (Note 2)	199,956
Transfer agent fees and expenses - Class C (Note 2)	46,057
Transfer agent fees and expenses - Class K (Note 2)	2,044
Transfer agent fees and expenses - Class Y (Note 2)	263,300
Distribution fees - Class A (Note 8)	95,984
Distribution fees - Class C (Note 8)	79,635
Fund administration fees	141,067
Fund accounting fees	54,565
Auditing fees	17,294
Custody fees	4,501
Trustees' fees and expenses	3,182
Chief Compliance Officer fees	686
Accrued other expenses	81,955
Total liabilities	5,079,327

Net Assets	$2,534,339,840

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,662,762,139
Accumulated net investment loss	(8,415,465)
Accumulated net realized gain on investments	103,739,149
Net unrealized appreciation on investments	776,254,017
Net Assets	$2,534,339,840

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES - Continued
As of May 31, 2015

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$466,398,316
Shares of beneficial interest issued and outstanding	11,310,864
Redemption price*	$41.23
Maximum sales charge (5.75% of offering price)**	2.52
Maximum offering price to public	$43.75

Class C Shares:
Net assets applicable to shares outstanding	$95,017,547
Shares of beneficial interest issued and outstanding	2,825,001
Redemption price***	$33.63

Class K Shares:
Net assets applicable to shares outstanding	$130,003,264
Shares of beneficial interest issued and outstanding	3,112,235
Redemption price	$41.77

Class Y Shares:
Net assets applicable to shares outstanding	$1,842,920,713
Shares of beneficial interest issued and outstanding	43,757,620
Redemption price	$42.12

*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.
***	A Contingent Deferred Sales Charge ("CDSC") of 1% will be charged on share purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENTS OF OPERATIONS

	For the Period December 1, 2014 through May 31, 2015*	For the Year Ended November 30, 2014

Investment Income:
Dividends	$3,570,743	$7,398,693
Interest	4,437	29,874
Total investment income	3,575,180	7,428,567

Expenses:
Advisory fees	9,553,171	17,635,526
Transfer agent fees and expenses - Class A (Note 2)	446,982	1,396,804
Transfer agent fees and expenses - Class C (Note 2)	106,477	205,162
Transfer agent fees and expenses - Class K (Note 2)	1,706	3,449
Transfer agent fees and expenses - Class Y (Note 2)	1,263,287	1,714,768
Distribution fees - Class A (Note 8)	565,432	1,409,835
Distribution fees - Class C (Note 8)	463,080	996,994
Fund administration fees	473,579	688,523
Fund accounting fees	108,282	25,200
Shareholder reporting fees	92,917	60,795
Miscellaneous	53,954	35,259
Custody fees	47,689	28,298
Registration fees	29,400	115,451
Auditing fees	14,500	29,508
Offering costs	10,589	2,560
Legal fees	7,480	72,969
Insurance fees	6,299	13,997
Trustees' fees and expenses	2,994	78,844
Chief Compliance Officer fees	2,057	497
Interest expense	-	25,498

Total expenses	13,249,875	24,539,937
Fees and expenses recovered/(waived and reimbursed)	10,817	(17,361)
Net expenses	13,260,692	24,522,576
Net investment loss	(9,685,512)	(17,094,009)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	117,726,083	145,255,548
Net change in unrealized appreciation/depreciation on investments	68,340,972	(2,052,651)
Net realized and unrealized gain on investments	186,067,055	143,202,897

Net Increase in Net Assets from Operations	$176,381,543	$126,108,888

*	Fiscal year changed to May 31, effective December 1, 2014.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Period December 1, 2014 through May 31, 2015*	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(9,685,512)	$(17,094,009)		$(13,056,428)
Net realized gain on investments	117,726,083	145,255,548		110,738,858
Net change in unrealized appreciation/depreciation on investments	68,340,972	(2,052,651)		450,844,045
Net increase in net assets resulting from operations	176,381,543	126,108,888		548,526,475

Distributions to Shareholders:
From net realized gain:
Class A	(29,453,144)	-		(28,730,134)
Class B	-	-		(232,337)
Class C	(7,041,104)	-		(5,892,822)
Class K	(7,349,575)	-		(508,454)
Class R	-	-		(63,054)
Class Y	(97,385,396)	-		(60,757,525)
Total distributions to shareholders	(141,229,219)	-		(96,184,326)

Capital Transactions:
Net proceeds from shares sold:
Class A	55,604,301	124,418,443	[1]	186,976,950
Class B	-	58,654	[1]	646,567
Class C	7,122,595	14,505,920	[1]	19,869,351
Class K	46,422,397	97,245,575	[1]	10,971,409
Class R	-	3,057,401	[1]	1,233,078
Class Y	328,750,802	492,468,016	[1]	418,266,698
Reinvestment of distributions:
Class A	26,746,817	-		26,280,809
Class B	-	-		227,009
Class C	5,550,927	-		4,604,436
Class K	5,412,813	-		495,564
Class R	-	-		53,948
Class Y	91,639,175	-		55,599,579
Cost of shares redeemed:
Class A	(87,678,661)	(285,638,946)	[1]	(166,939,453)
Class B	-	(1,708,154)	[1]	(3,197,957)
Class C	(9,901,224)	(29,722,048)	[1]	(15,923,486)
Class K	(10,597,089)	(27,470,049)	[1]	(2,012,502)
Class R	-	(867,789)	[1]	(295,542)
Class Y	(198,348,238)	(278,828,581)	[1]	(327,881,664)
Net increase in net assets from capital transactions	260,724,615	107,518,442		208,974,794

Total increase in net assets	295,876,939	233,627,330		661,316,943

Net Assets:
Beginning of period	2,238,462,901	2,004,835,571		1,343,518,628
End of period	$2,534,339,840	$2,238,462,901		$2,004,835,571

Accumulated net investment loss	$(8,415,465)	$-		$-

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Period December 1, 2014 through May 31, 2015*	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013
Capital Share Transactions:
Shares sold:
Class A	1,381,575	3,373,878	[1]	5,335,020
Class B	-	1,720	[1]	20,194
Class C	221,546	450,512	[1]	674,487
Class K	1,142,325	2,515,644	[1]	317,011
Class R	-	79,867	[1]	34,065
Class Y	8,009,563	12,541,889	[1]	11,870,122
Shares reinvested:
Class A	726,224	-		685,476
Class B	-	-		6,571
Class C	184,110	-		143,531
Class K	145,349	-		12,862
Class R	-	-		1,412
Class Y	2,439,159	-		1,429,295
Shares redeemed:
Class A	(2,227,059)	(7,409,149)	[1]	(4,811,969)
Class B	-	(127,713)	[1]	(106,120)
Class C	(304,063)	(929,698)	[1]	(548,287)
Class K	(261,752)	(703,499)	[1]	(55,705)
Class R	-	(115,261)	[1]	(8,182)
Class Y	(4,866,012)	(7,063,165)	[1]	(9,017,245)
Net increase in capital share transactions	6,590,965	2,615,025		5,982,538

*	Fiscal year changed to May 31, effective December 1, 2014.
[1]	With the Plan of Reorganization with respect to Pioneer Oak Ridge Small Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Acquiring Fund, Class C, Class K and Class Y shareholders received Class C, Class K and Class Y shares of the Acquring Fund, respectively, effective as of the close of business on October 17, 2014. See Note 3 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class A*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014***		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011	For the Year Ended November 30, 2010
Net asset value, beginning of period	$40.94		$38.74		$29.43	$28.42	$26.84	$20.96
Income from Investment Operations:
Net investment loss	(0.21)	[1]	(0.40)	[1]	(0.32)	(0.27)	(0.28)	(0.22)
Net realized and unrealized gain on investments	3.10		2.60		11.58	2.18	3.30	6.10
Total from investment operations	2.89		2.20		11.26	1.91	3.02	5.88

Less Distributions:
From net realized gain	(2.60)		-		(1.95)	(0.90)	(1.44)	-

Net asset value, end of period	$41.23		$40.94		$38.74	$29.43	$28.42	$26.84

Total return[2]	7.83%	[3]	5.68%		38.32%	6.76%	11.51%	28.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$466,398		$467,897		$599,193	$419,590	$523,611	$493,766

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.34%	[4]	1.39%		1.40%	1.51%	1.51%	1.56%
After fees waived and expenses absorbed	1.34%	[4]	1.38%		1.40%	1.40%	1.40%	1.28%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.03)%	[4]	(1.04)%		(0.99)%	(0.98)%	(1.11)%	(1.21)%
After fees waived and expenses absorbed	(1.03)%	[4]	(1.03)%		(0.99)%	(0.88)%	(1.00)%	(0.92)%

Portfolio turnover rate	22%	[3]	23%		24%	23%	26%	27%

*	Financial information from December 1, 2009 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
***	In connection with the reorganization of the Pioneer Oak Ridge Small Cap Growth Fund into Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the fund. See Note 3 in the accompanying Notes to Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class C*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011	For the Year Ended November 30, 2010
Net asset value, beginning of period	$34.01		$32.42		$25.04	$24.48	$23.50	$18.52
Income from Investment Operations:
Net investment loss	(0.29)	[1]	(0.56)	[1]	(0.46)	(0.36)	(0.42)	(0.38)
Net realized and unrealized gain on investments	2.51		2.15		9.79	1.82	2.84	5.36
Total from investment operations	2.22		1.59		9.33	1.46	2.42	4.98

Less Distributions:
From net realized gain	(2.60)		-		(1.95)	(0.90)	(1.44)	-

Net asset value, end of period	$33.63		$34.01		$32.42	$25.04	$24.48	$23.50

Total return[2]	7.42%	[3]	4.90%		37.33%	6.01%	10.59%	26.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$95,018		$92,622		$103,819	$73,426	$60,111	$47,291

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.12%	[4]	2.08%		2.12%	2.17%	2.20%	2.29%
After fees waived and expenses absorbed	2.12%	[4]	2.08%		2.12%	2.17%	2.20%	2.18%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.81)%	[4]	(1.74)%		(1.71)%	(1.63)%	(1.81)%	(1.93)%
After fees waived and expenses absorbed	(1.81)%	[4]	(1.74)%		(1.71)%	(1.63)%	(1.81)%	(1.82)%

Portfolio turnover rate	22%	[3]	23%		24%	23%	26%	27%

*	Financial information from December 1, 2009 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class K*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Period December 20, 2012*** through November 30, 2013
Net asset value, beginning of period	$41.35		$38.94		$29.77
Income from Investment Operations:
Net investment loss	(0.12)	[1]	(0.21)	[1]	(0.09)	[2]
Net realized and unrealized gain on investments	3.14		2.62		11.21
Total from investment operations	3.02		2.41		11.12

Less Distributions:
From net realized gain	(2.60)		-		(1.95)

Net asset value, end of period	$41.77		$41.35		$38.94

Total return[3]	8.08%	[4]	6.19%		37.14%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$130,003		$86,265		$10,677

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	0.90%	[5]	0.88%		0.89%	[5]
After fees waived and expenses absorbed	0.90%	[5]	0.88%		0.89%	[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(0.59)%	[5]	(0.54)%		(0.54)%	[5]
After fees waived and expenses absorbed	(0.59)%	[5]	(0.54)%		(0.54)%	[5]

Portfolio turnover rate	22%	[4]	23%		24%	[4]

*	Financial information from December 20, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
***	Class K shares were first publicly offered on December 20, 2012.
[1]	Based on average shares outstanding for the period.
[2]	The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class Y*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011	For the Period December 29, 2009*** through November 30, 2010
Net asset value, beginning of period	$41.69		$39.31		$29.73	$28.59	$26.91	$22.77
Income from Investment Operations:
Net investment loss	(0.15)	[1]	(0.26)	[1]	(0.20)	(0.11)	(0.17)	(0.07)
Net realized and unrealized gain on investments	3.18		2.64		11.73	2.15	3.29	4.21
Total from investment operations	3.03		2.38		11.53	2.04	3.12	4.14

Less Distributions:
From net realized gain	(2.60)		-		(1.95)	(0.90)	(1.44)	-

Net asset value, end of period	$42.12		$41.69		$39.31	$29.73	$28.59	$26.91

Total return[2]	8.03%	[3]	6.05%		38.84%	7.17%	11.86%	18.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,842,921		$1,591,679		$1,285,381	$844,740	$460,667	$195,799

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.05%	[4]	1.00%		1.02%	1.03%	1.10%	1.03%	[4]
After fees waived and expenses absorbed	1.05%	[4]	1.00%		1.02%	1.03%	1.10%	1.03%	[4]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(0.74)%	[4]	(0.65)%		(0.61)%	(0.47)%	(0.71)%	(0.66)%	[4]
After fees waived and expenses absorbed	(0.74)%	[4]	(0.65)%		(0.61)%	(0.47)%	(0.71)%	(0.66)%	[4]

Portfolio turnover rate	22%	[3]	23%		24%	23%	26%	27%	[3]

*	Financial information from December 29, 2009 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
***	Class Y shares were first publicly offered on December 29, 2009.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and lead portfolio manager of the Oak Ridge Large Cap Growth Fund.

Fellow Shareholders,

During 6-month period ended May 31, 2015, the Oak Ridge Large Cap Growth Fund Class A produced a return of 4.09% but slightly underperformed the 4.72% return of the Russell 1000 Growth Index.

We continue to employ a steady, disciplined investment style that seeks to own higher-quality companies with strong longer-term growth prospects and reasonable valuations. This can lead to underperformance when the market is producing double-digit returns, as was the case during the six months. Over the long run, however, the value of our approach becomes more evident. Since the Fund’s inception on March 1, 1999—an interval that includes two major bear markets—it has produced an average annual total return of 4.43% at net asset value, compared with 4.15% for the Russell 1000 Growth Index, and it has done so with a lower degree of risk.*  We believe this underscores the value of our bottom-up, research based-approach to investing, and we think the potential benefits may become more evident if the broader market environment becomes less speculative in the months and years ahead.

Our Strong Showing in Industrials Boosts Performance

Strong positive performance came in the Industrials sector where our holdings saw positive returns compared to the benchmark sector’s decline over the period.  Our holdings were led by commercial construction and aerospace company United Technologies, which saw continued growth in the late cycle aerospace market given strong backlogs and greater visibility.  AMETEK, a manufacturer of electronic and mechanical instruments used in the aerospace, power and industrial markets, was also a contributor to performance.  Our underweighting of the sector during a period of negative returns for the benchmark sector also added to relative performance.

The Financial sector was also a strong area for the Fund during the past 6 months, as we avoided bank stocks in favor of companies with favorable bottom-up growth stories, such as Visa, Affiliated Managers Group, and Intercontinental Exchange (ICE). ICE shares rose smartly and outperformed the broader sector thanks in part to the significant fourth-quarter volatility in oil prices, which drove a meaningful increase in overall trading volumes for commodity contracts.

The Fund’s investment process delivered strong results in the Healthcare sector, a significant allocation in the portfolio at 19% of assets. Performance was helped by our decision to maintain an overweight allocation in the sector, which enabled the Fund to gain an outsized benefit from the broad-based strength in Healthcare stocks. Our decision to overweight the sector was by design, as we saw the potential benefits of strong product stories, industry consolidation, and the potential for “tax inversion” plays (through which companies reduce their taxes by switching to overseas domiciles). We also added value through robust stock selection within the group. Positions in Mallinckrodt, Cardinal Health, Gilead Sciences, and Hospira—which was bought out shortly after we began to establish a position in the stock—also added significantly to Fund performance.

We continue to employ a steady, disciplined investment style that seeks to own higher-quality companies with strong longer-term growth prospects and reasonable valuations.

Consumer Discretionary and Technology Underperform

We lagged the benchmark within the Consumer Discretionary sector, with most of the shortfall stemming from the weakness of our position in the apparel producer Michael Kors Holdings. After losing ground throughout the period, the stock plunged in late May following a disappointing earnings report. Our position in Priceline also weakened due to the impact of the falling euro, but we continue to like the company’s long-term growth story. Otherwise, our holdings in the Consumer Discretionary sector performed well, led by O’Reilly Automotive and Home Depot.

The Fund’s positioning in Technology was another major factor in its shortfall versus the benchmark. Our position in Google, which we have held for some time, finished the period with a negative return that was well behind both the broader market and the sector as a whole. We continue to hold the stock, as we believe its growth prospects—particularly the extent to which it can monetize its YouTube property—is not fully reflected in its valuation. Our investments in Qualcomm and Intel also disappointed, but we chose to maintain the positions. Conversely, we sold our investments in EMC, as we don’t see the strength in corporate technology spending that would translate to meaningful upside in its stock prices.

While these holdings all detracted from performance, two stocks stood out as notable winners in Technology. First, our position in Apple—which is the number-one holding in the Fund—surged behind growth results that continued to come in above expectations. Checkpoint Systems, which has capitalized on the growing demand for cybersecurity, also made a significant contribution to performance.

Although our Technology investments underperformed during the past year, we are confident in the long-term outlook for the stocks we hold in the Fund.

Although our Technology investments underperformed during the past year, we are confident in the long-term outlook for the stocks we hold in the Fund. We see compelling opportunities in many of the sector’s mega-cap stocks, including Microsoft, Intel, Qualcomm, and Google. Further, we are very optimistic regarding the new team of Technology analysts we have brought into Oak Ridge Investments during the past year. Technology is an extremely important segment of the growth stock universe, with a significant weighting in the benchmark, so the Fund’s overall results are often influenced by performance in the sector. We believe these additions to our team demonstrate our ongoing commitment to bottom-up, individual company research.

Concerns About Large Cap Valuations May Be Misleading

Those who pay attention to the financial media will have noted persistent concerns about the valuation of the U.S. stock market. While it’s true that valuations are no longer as attractive as they were a few years ago, it’s also important to keep in mind that a backdrop of tame inflation and low interest rates typically lead stocks to trade at higher price-to-earnings ratios. Both of these trends remain firmly in place, and we believe they can continue to support valuations at their current levels. Further, short-term rates are so low that lower-risk investments are unlikely to provide meaningful competition for stocks even if they were to experience an increase. Low rates also provide cheap capital for companies to create value through acquisitions, share repurchases, and dividends.

With this as the backdrop, we think the U.S. large cap space remains fertile ground for bottom-up, large cap investors. We believe the Fund, by virtue of our emphasis on high-quality companies with strong, organic revenue growth, is well positioned for this environment.

Thank you for your confidence in Oak Ridge Investments.

David Klaskin
Lead Portfolio Manager

*As measured by the standard deviation of the Fund relative to the benchmark.

The views in this letter were as of July 17, 2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. The fund is a newly organized series of an open end investment company with a limited history of operations. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 1000 Growth Index measures the performance of large cap U.S. growth stocks.

Oak Ridge Large Cap Growth Fund
FUND PERFORMANCE at May 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Growth Index measures the performance of U.S. large cap growth stocks. The S&P 500 Index is a market weighted index composed of 500 large capitalization companies. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception*
Before deducting maximum sales charge
Class A¹	13.31%	13.49%	6.04%	4.43%
Class C²	12.23%	12.45%	5.13%	3.58%
Class Y	13.35%	13.60%	6.27%	4.58%
After deducting maximum sales charge
Class A¹	6.77%	12.15%	5.42%	4.05%
Class C²	11.23%	12.45%	5.13%	3.58%
Russell 1000 Growth Index	14.73%	17.67%	9.26%	4.15%
S&P 500 Index	11.81%	16.54%	8.12%	5.29%

*	Class A and Class C shares commenced operations on March 1, 1999, and Class Y shares commenced operations on August 10, 2004.
[1]	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.

The Fund acquired the assets and liabilities of the Pioneer Oak Ridge Large Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to October 17, 2014, reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 1.58% and 1.20% respectively, for Class C shares were 2.20% and 2.10% respectively, and for Class Y shares were 1.17% and 1.17% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for operating expenses is in effect until October 17, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2015

Number of Shares		Value

	COMMON STOCKS – 98.8%
	CONSUMER DISCRETIONARY – 21.7%
2,720	Amazon.com, Inc.*	$1,167,506
55,640	Hanesbrands, Inc.	1,772,690
18,785	Home Depot, Inc.	2,093,025
44,735	LKQ Corp.*	1,278,079
19,450	Marriott International, Inc. - Class A	1,516,905
18,055	Michael Kors Holdings Ltd.* 1	839,558
7,830	O'Reilly Automotive, Inc.*	1,718,920
1,060	Priceline Group, Inc.*	1,242,362
19,515	Starbucks Corp.	1,013,999
20,710	Time Warner, Inc.	1,749,581
27,545	TJX Cos., Inc.	1,773,347
15,400	VF Corp.	1,084,622
		17,250,594
	CONSUMER STAPLES – 10.0%
18,785	Church & Dwight Co., Inc.	1,577,376
22,770	CVS Health Corp.	2,331,193
13,275	Mead Johnson Nutrition Co.	1,291,657
25,490	Mondelez International, Inc. - Class A	1,060,129
17,190	PepsiCo, Inc.	1,657,632
		7,917,987
	ENERGY – 4.0%
14,405	EOG Resources, Inc.	1,277,580
23,430	Kinder Morgan, Inc.	972,111
10,485	Schlumberger Ltd.[1]	951,723
		3,201,414
	FINANCIALS – 5.6%
7,235	Affiliated Managers Group, Inc.*	1,618,180
5,975	Goldman Sachs Group, Inc.	1,231,985
6,640	Intercontinental Exchange, Inc.	1,572,219
		4,422,384
	HEALTH CARE – 18.7%
5,575	Actavis PLC* 1	1,710,466
4,445	Alexion Pharmaceuticals, Inc.*	728,269
22,500	Cardinal Health, Inc.	1,983,825
16,530	Celgene Corp.*	1,891,693
29,205	Cerner Corp.*	1,965,204
19,050	Gilead Sciences, Inc.*	2,138,744
12,680	Isis Pharmaceuticals, Inc.*	853,618
20,510	Mallinckrodt PLC* 1	2,654,814
4,910	Perrigo Co. PLC[1]	934,373
		14,861,006
	INDUSTRIALS – 8.0%
34,845	AMETEK, Inc.	1,873,267
14,140	Danaher Corp.	1,220,565

Oak Ridge Large Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
16,792	Illinois Tool Works, Inc.	$1,575,593
14,205	United Technologies Corp.	1,664,400
		6,333,825
	MATERIALS – 2.1%
14,535	Ecolab, Inc.	1,666,438

	TECHNOLOGY – 28.7%
44,340	Apple, Inc.	5,776,615
19,185	Check Point Software Technologies Ltd.* 1	1,625,353
22,435	Citrix Systems, Inc.*	1,458,499
15,400	Cognizant Technology Solutions Corp. - Class A*	996,688
20,645	Gartner, Inc.*	1,806,025
4,180	Google, Inc. - Class A*	2,279,438
860	Google, Inc. - Class C*	457,615
55,890	Intel Corp.	1,925,969
40,025	Microsoft Corp.	1,875,571
26,550	QUALCOMM, Inc.	1,850,004
39,030	Visa, Inc. - Class A	2,680,581
		22,732,358
	TOTAL COMMON STOCKS (Cost $48,085,004)	78,386,006

	SHORT-TERM INVESTMENTS – 1.3%
1,041,272	Fidelity Institutional Government Portfolio, 0.01%[2]	1,041,272

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,041,272)	1,041,272

	TOTAL INVESTMENTS – 100.1% (Cost $49,126,276)	79,427,278
	Liabilities in Excess of Other Assets – (0.1)%	(107,532)

	TOTAL NET ASSETS – 100.0%	$79,319,746

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	28.7%
Consumer Discretionary	21.7%
Health Care	18.7%
Consumer Staples	10.0%
Industrials	8.0%
Financials	5.6%
Energy	4.0%
Materials	2.1%
Total Common Stocks	98.8%
Short-Term Investments	1.3%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2015

Assets:
Investments, at value (cost $49,126,276)	$79,427,278
Receivables:
Fund shares sold	29,216
Dividends and interest	68,701
Prepaid expenses	56,782
Prepaid offering costs	8,607
Total assets	79,590,584

Liabilities:
Payables:
Fund shares redeemed	52,711
Advisory fees	20,295
Transfer agent fees and expenses - Class A (Note 2)	61,598
Transfer agent fees and expenses - Class C (Note 2)	20,185
Transfer agent fees and expenses - Class Y (Note 2)	2,380
Distribution fees - Class C (Note 8)	15,890
Distribution fees - Class A (Note 8)	9,452
Registration fees	29,000
Auditing fees	16,178
Fund accounting fees	12,010
Fund administration fees	9,078
Trustees' fees and expenses	2,104
Custody fees	1,662
Chief Compliance Officer fees	771
Accrued other expenses	17,524
Total liabilities	270,838

Net Assets	$79,319,746

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$99,770,349
Accumulated net investment loss	(160,089)
Accumulated net realized loss on investments	(50,591,516)
Net unrealized appreciation on investments	30,301,002
Net Assets	$79,319,746

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$44,426,514
Shares of beneficial interest issued and outstanding	2,183,226
Redemption price*	$20.35
Maximum sales charge (5.75% of offering price)**	1.24
Maximum offering price to public	$21.59

Class C Shares:
Net assets applicable to shares outstanding	$18,532,091
Shares of beneficial interest issued and outstanding	999,450
Redemption price***	$18.54

Class Y Shares:
Net assets applicable to shares outstanding	$16,361,141
Shares of beneficial interest issued and outstanding	789,517
Redemption price	$20.72

*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.
***	A Contingent Deferred Sales Charge ("CDSC") of 1% will be charged on share purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
STATEMENTS OF OPERATIONS

	For the Period December 1, 2014 through May 31, 2015*	For the Year Ended November 30, 2014
Investment Income:
Dividends	$384,584	$881,788
Interest	144	481
Total investment income	384,728	882,269

Expenses:
Advisory fees	299,748	673,862
Distribution fees - Class A (Note 8)	55,931	148,965
Distribution fees - Class C (Note 8)	94,579	224,790
Transfer agent fees and expenses - Class A (Note 2)	72,721	171,838
Transfer agent fees and expenses - Class C (Note 2)	25,149	45,901
Transfer agent fees and expenses - Class Y (Note 2)	9,526	12,226
Registration fees	23,212	65,599
Fund administration fees	23,037	49,421
Fund accounting fees	21,984	5,312
Auditing fees	14,500	23,247
Offering costs	10,569	2,555
Shareholder reporting fees	6,273	34,592
Legal fees	4,987	13,710
Trustees' fees and expenses	2,876	7,148
Custody fees	2,792	5,501
Chief Compliance Officer fees	2,057	497
Miscellaneous	1,212	5,576
Insurance fees	322	1,082
Interest expense	-	4,145

Total expenses	671,475	1,495,967
Less fees waived and expenses reimbursed	(111,320)	(211,347)
Net expenses	560,155	1,284,620
Net investment loss	(175,427)	(402,351)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	3,702,268	18,376,312
Net change in unrealized appreciation/depreciation on investments	(369,999)	(8,564,335)
Net realized and unrealized gain on investments	3,332,269	9,811,977

Net Increase in Net Assets from Operations	$3,156,842	$9,409,626

*	Fiscal year changed to May 31, effective December 1, 2014.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Period December 1, 2014 through May 31, 2015*	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(175,427)	$(402,351)		$(387,990)
Net realized gain on investments	3,702,268	18,376,312		8,350,844
Net change in unrealized appreciation/depreciation on investments	(369,999)	(8,564,335)		14,706,206
Net increase in net assets resulting from operations	3,156,842	9,409,626		22,669,060

Capital Transactions:
Net proceeds from shares sold:
Class A	2,165,468	4,397,176	[1]	6,717,240
Class B	-	32,050	[1]	62,939
Class C	550,814	2,582,353	[1]	3,015,205
Class R	-	285,253	[1]	227,836
Class Y	876,832	4,236,745	[1]	913,794
Cost of shares redeemed:
Class A	(4,303,651)	(24,111,531)	[1]	(11,936,687)
Class B	-	(1,279,892)	[1]	(2,093,400)
Class C	(2,227,683)	(8,261,718)	[1]	(4,366,662)
Class R	-	(353,403)	[1]	(435,165)
Class Y	(1,374,149)	(2,603,383)	[1]	(4,311,398)
Net decrease in net assets from capital transactions	(4,312,369)	(25,076,350)		(12,206,298)

Total increase (decrease) in net assets	(1,155,527)	(15,666,724)		10,462,762

Net Assets:
Beginning of period	80,475,273	96,141,997		85,679,235
End of period	$79,319,746	$80,475,273		$96,141,997

Accumulated net investment income (loss)	$(160,089)	$(368,079)		$-

Capital Share Transactions:
Shares sold:
Class A	110,373	369,939	[1]	441,666
Class B	-	2,012	[1]	4,298
Class C	30,801	158,372	[1]	214,396
Class R	-	16,735	[1]	15,827
Class Y	42,982	226,845	[1]	59,515
Shares redeemed:
Class A	(215,923)	(1,340,721)	[1]	(796,255)
Class B	-	(143,340)	[1]	(152,445)
Class C	(122,707)	(502,368)	[1]	(318,327)
Class R	-	(87,193)	[1]	(29,705)
Class Y	(67,737)	(143,675)	[1]	(282,165)
Net decrease in capital share transactions	(222,211)	(1,443,394)		(843,195)

*	Fiscal year changed to May 31, effective December 1, 2014.
[1]	With the Plan of Reorganization with respect to Pioneer Oak Ridge Large Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Acquiring Fund, Class C and Class Y shareholders received Class C and Class Y shares of the Acquiring Fund, respectively, effective as of the close of business on October 17, 2014. See Note 3 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class A*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014***		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Year Ended November 30, 2011		For the Year Ended November 30, 2010
Net asset value, beginning of period	$19.55		$17.40		$13.46	$12.02		$11.59		$10.98
Income from Investment Operations:
Net investment loss	(0.02)	[1]	(0.05)	[1]	(0.03)	(0.03)		(0.03)		-	[2]
Net realized and unrealized gain on investments	0.82		2.20		3.97	1.47		0.46		0.62
Total from investment operations	0.80		2.15		3.94	1.44		0.43		0.62

Less Distributions:
From net investment income	-		-		-	-		-		(0.01)

Net asset value, end of period	$20.35		$19.55		$17.40	$13.46		$12.02		$11.59

Total return[3]	4.09%	[6]	12.36%		29.27%	11.98%	[5]	3.71%	[4]	5.62%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,427		$44,742		$56,708	$48,629		$50,370		$81,235

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.61%	[7]	1.59%		1.54%	1.63%		1.55%		1.50%
After fees waived and expenses absorbed	1.20%	[7]	1.23%		1.20%	1.20%		1.20%		1.20%
Ratio of net investment income (loss) to average net assets (including interest expense):					.
Before fees waived and expenses absorbed	(0.65)%	[7]	(0.61)%		(0.54)%	(0.67)%		(0.56)%		(0.30)%
After fees waived and expenses absorbed	(0.24)%	[7]	(0.25)%		(0.20)%	(0.24)%		(0.21)%		0.01%

Portfolio turnover rate	11%	[6]	29%		16%	25%		37%		31%

*	Financial information from December 1, 2009 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
***	In connection with the reorganization of the Pioneer Oak Ridge Large Cap Growth Fund into Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the fund. See Note 3 in the accompanying Notes to Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If the Fund had not recognized a gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.
[5]	If the Fund had not recognized a gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.57%.
[6]	Not annualized.
[7]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class C*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Year Ended November 30, 2011		For the Year Ended November 30, 2010
Net asset value, beginning of period	$17.89		$16.07		$12.54	$11.30		$11.00		$10.50
Income from Investment Operations:
Net investment loss	(0.10)	[1]	(0.18)	[1]	(0.16)	(0.15)		(0.14)		(0.10)
Net realized and unrealized gain on investments	0.75		2.00		3.69	1.39		0.44		0.60
Total from investment operations	0.65		1.82		3.53	1.24		0.30		0.50

Net asset value, end of period	$18.54		$17.89		$16.07	$12.54		$11.30		$11.00

Total return[2]	3.63%	[5]	11.33%		28.15%	10.97%	[4]	2.73%	[3]	4.76%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,532		$19,527		$23,060	$19,298		$19,692		$25,199

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.30%	[6]	2.19%		2.24%	2.30%		2.27%		2.24%
After fees waived and expenses absorbed	2.10%	[6]	2.10%		2.10%	2.10%		2.10%		2.10%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.34)%	[6]	(1.21)%		(1.24)%	(1.34)%		(1.28)%		(1.03)%
After fees waived and expenses absorbed	(1.14)%	[6]	(1.12)%		(1.10)%	(1.14)%		(1.10)%		(0.90)%

Portfolio turnover rate	11%	[5]	29%		16%	25%		37%		31%

*	Financial information from December 1, 2009 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 2.39%.
[4]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 10.58%.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class Y*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Year Ended November 30, 2011		For the Year Ended November 30, 2010
Net asset value, beginning of period	$19.90		$17.69		$13.68	$12.21		$11.75		$11.12
Income from Investment Operations:
Net investment income (loss)	(0.02)	[1]	(0.02)	[1]	(0.03)	(0.02)		-	[2]	0.03
Net realized and unrealized gain on investments	0.84		2.23		4.04	1.49		0.46		0.63
Total from investment operations	0.82		2.21		4.01	1.47		0.46		0.66

Less Distributions:
From net investment income	-		-		-	-		-		(0.03)

Net asset value, end of period	$20.72		$19.90		$17.69	$13.68		$12.21		$11.75

Total return[3]	4.12%	[6]	12.49%		29.31%	12.04%	[5]	3.91%	[4]	5.93%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,361		$16,206		$12,934	$13,046		$16,385		$46,323

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.15%	[7]	1.09%		1.17%	1.11%		0.97%		0.94%
After fees waived and expenses absorbed	1.15%	[7]	1.09%		1.17%	1.11%		0.97%		0.94%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed	(0.19)%	[7]	(0.10)%		(0.17)%	(0.15)%		0.01%		0.26%
After fees waived and expenses absorbed	(0.19)%	[7]	(0.10)%		(0.17)%	(0.15)%		0.01%		0.26%

Portfolio turnover rate	11%	[6]	29%		16%	25%		37%		31%

*	Financial information from December 1, 2009 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.
[5]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.65%.
[6]	Not annualized.
[7]	Annualized.

See accompanying Notes to Financial Statements.

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and lead portfolio manager of the Oak Ridge Dividend Growth Fund.

Fellow Shareholders,

During the past 12 months, the Oak Ridge Dividend Growth Fund (the “Fund”) delivered strong absolute returns of 11.38% for Class A shares at NAV and finished the period only slightly below the S&P 500 gain of 11.81%.

We believe there are good reasons for positive results seen over this period. The current conditions including slow earnings growth, tame inflation expectations, and low interest rates have led U.S. equities to be attractive relative to most other investment choices. We continue to employ a steady, disciplined investment style that seeks to own higher-quality companies with strong longer-term growth prospects and reasonable valuations with a dividend payout focus. Our balance between currently higher dividend paying stocks and dividend growers should provide both the potential upside of other growth funds and an attractive steady stream of income, particularly in a low interest rate environment.

Financials Contribute to Fund Performance

The Fund’s 12-month performance was boosted by exposure to companies with strong earnings growth and cash flow across diversified industries with attractive dividend payout ratios and dividend growth rates.  Our high quality, focused investment style and rigorous selection process allow us to be invested in a variety of businesses, each with their own unique growth opportunities.

During this period the primary positive contributing sectors to Fund performance, relative to the S&P 500, were Financial, Energy and Technology.

Specifically, in the Financial sector our holdings in CME Group and BlackRock provided strong returns compared to the benchmark. CME Group, which operates securities and commodity exchanges, saw growing demand and higher volume for its exchange platform and products.  As a leader in derivatives across all major asset classes, the increased market volatility and economic uncertainty have led to growing use of CME’s risk management oriented products.   BlackRock is a diversified asset management company with a wide range of investment products.  The company has seen growth in global distribution and an appetite for managed investment products.

Energy stocks in the Fund outperformed on a relative basis compared to the benchmark sector, despite falling oil prices over the past 12 months.  Broad weakness in the sector led to many companies reducing top-line growth forecasts.  The Fund’s holdings were more resilient due to a diversified, global income base.  Chevron and ExxonMobil, two large scale oil and gas companies, benefited from strong balance sheets and attractive dividend yields.

Technology stocks, led by the Fund’s largest holding Apple, performed well relative to the benchmark.  Continued order growth in Apple’s iPhone and diversification into other services provide continued revenue growth for the company.  Intel, which has seen a pick-up in computer hardware demand and continues to successfully develop new technologies, also performed well.

Positions in Healthcare Stocks Detract

The Fund’s positions in the Healthcare sector did not perform as well as the benchmark sector during the period. Healthcare performance was mainly driven by company-specific headwinds and larger than average exposure to foreign currencies.  Roche Holdings, a research-focused pharmaceutical and diagnostics company, underperformed during the period.  As a European-based company, economic headwinds in the region affected revenues and stock price.  Johnson & Johnson, a diversified health products company, also underperformed during the period due to competitive pressures.  We sold both Roche Holdings and Johnson & Johnson during February 2015 in favor of more attractive options with more visible growth prospects.

The Fund’s sole Telecom Services stock, Verizon Communications, slightly contributed to underperformance.  The Fund’s Materials sector positioning also slightly detracted from performance with the Fund’s holding Praxair declining during the portion of the year we owned it.  Due to less visible growth prospects we exited the position in February 2015.

Outlook for Growth

Those who pay attention to the financial media will have noted persistent concerns about the valuation of the U.S. stock market. While it’s true that valuations are no longer as attractive as they were a few years ago, it’s also important to keep in mind that tame inflation and low interest rates typically lead stocks to trade at higher price-to-earnings ratios. Both of these trends remain firmly in place, and we believe they can continue to support valuations.  We are aware of cautiousness and a narrower focus on larger cap companies due to market uncertainty.  We believe the Fund’s current positioning in companies growing dividends at a higher rate as a result of earnings growth, compared to those companies with higher current payout ratios, provides a measure of downside protection.  We believe the portfolio is well positioned for the current environment based on our high quality focused, bottom-up investment style.

We believe the portfolio is well positioned for the current environment based on our high quality focused, bottom-up investment style.
Thank you for your confidence in Oak Ridge Investments.

Sincerely,

David Klaskin
Lead Portfolio Manager

The views in this letter were as of July 17, 2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. The fund is a newly organized series of an open end investment company with a limited history of operations. Please see the prospectus for a more complete discussion of the fund's risks.

The S&P 500 measures the performance of primarily large-cap U.S. stocks.

Oak Ridge Dividend Growth Fund
FUND PERFORMANCE at May 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the S&P 500 Index.  Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index is a market weighted index composed of 500 large capitalization companies.  The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns	6 Months (Actual)	1 Year	Since Inception (6/28/2013)
Before deducting maximum sales charge
Class A¹	2.58%	11.38%	14.62%
Class I²	2.76%	11.75%	15.44%
After deducting maximum sales charge
Class A¹	-3.29%	4.95%	11.15%
S&P 500 Index	2.97%	11.81%	17.56%

¹	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies to purchase of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.
²      Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 69.21% and 1.26% respectively, and for the Class I shares, were 68.96% and 1.01% respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.25%, and 1.00% of the average daily net assets of the Fund’s Class A and Class I shares, respectively.  This agreement is in effect until September 30, 2024, and may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Dividend Growth Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2015

Number of Shares		Value

	COMMON STOCKS – 97.4%
	COMMUNICATIONS – 3.2%
254	Verizon Communications, Inc.	$12,558

	CONSUMER DISCRETIONARY – 13.4%
391	General Motors Co.	14,064
137	Home Depot, Inc.	15,265
165	Time Warner, Inc.	13,939
139	VF Corp.	9,790
		53,058
	CONSUMER STAPLES – 16.5%
177	CVS Health Corp.	18,121
134	Hershey Co.	12,443
72	Kraft Foods Group, Inc.	6,080
215	Mondelez International, Inc. - Class A	8,942
94	PepsiCo, Inc.	9,065
135	Procter & Gamble Co.	10,583
		65,234
	ENERGY – 9.0%
104	Chevron Corp.	10,712
135	Exxon Mobil Corp.	11,502
329	Kinder Morgan, Inc.	13,650
		35,864
	FINANCIALS – 12.6%
50	BlackRock, Inc.	18,289
146	CME Group, Inc.	13,753
271	JPMorgan Chase & Co.	17,826
		49,868
	HEALTH CARE – 10.9%
186	Cardinal Health, Inc.	16,400
116	Gilead Sciences, Inc.*	13,023
113	UnitedHealth Group, Inc.	13,584
		43,007
	INDUSTRIALS – 12.2%
129	Boeing Co.	18,127
177	Illinois Tool Works, Inc.	16,608
117	United Technologies Corp.	13,709
		48,444
	TECHNOLOGY – 19.6%
207	Apple, Inc.	26,968
146	Automatic Data Processing, Inc.	12,484
444	Intel Corp.	15,300
237	Microsoft Corp.	11,106

Oak Ridge Dividend Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
170	QUALCOMM, Inc.	$11,846
		77,704
	TOTAL COMMON STOCKS (Cost $313,077)	385,737

	SHORT-TERM INVESTMENTS – 14.1%
55,638	Fidelity Institutional Government Portfolio, 0.01%[1]	55,638

	TOTAL SHORT-TERM INVESTMENTS (Cost $55,638)	55,638

	TOTAL INVESTMENTS – 111.5% (Cost $368,715)	441,375
	Liabilities in Excess of Other Assets – (11.5)%	(45,401)

	TOTAL NET ASSETS – 100.0%	$395,974

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	19.6%
Consumer Staples	16.5%
Consumer Discretionary	13.4%
Financials	12.6%
Industrials	12.2%
Health Care	10.9%
Energy	9.0%
Communications	3.2%
Total Common Stocks	97.4%
Short-Term Investments	14.1%
Total Investments	111.5%
Liabilities in Excess of Other Assets	(11.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2015

Assets:
Investments, at value (cost $368,715)	$441,375
Receivables:
Dividends and interest	707
Due from Advisor	962
Prepaid expenses	4,253
Total assets	447,297

Liabilities:
Payables:
Shareholder servicing fees (Note 7)	606
Distribution fees - Class A (Note 8)	13
Auditing fees	18,302
Transfer agent fees and expenses	8,789
Fund administration fees	7,018
Fund accounting fees	5,953
Trustees' fees and expenses	1,905
Custody fees	501
Chief Compliance Officer fees	485
Accrued other expenses	7,751
Total liabilities	51,323

Net Assets	$395,974

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$319,205
Accumulated net investment income	714
Accumulated net realized gain on investments	3,395
Net unrealized appreciation on investments	72,660
Net Assets	$395,974

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$66,547
Shares of beneficial interest issued and outstanding	5,218
Redemption price*	$12.75
Maximum sales charge (5.75% of offering price)**	0.78
Maximum offering price to public	$13.53

Class I Shares:
Net assets applicable to shares outstanding	$329,427
Shares of beneficial interest issued and outstanding	25,664
Redemption price	$12.84

*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2015

Investment Income:
Dividends	$8,259
Interest	5
Total investment income	8,264

Expenses:
Fund administration fees	44,402
Transfer agent fees and expenses	37,048
Fund accounting fees	34,708
Auditing fees	17,502
Legal fees	14,801
Custody fees	6,895
Chief Compliance Officer fees	6,501
Trustees' fees and expenses	5,001
Miscellaneous	3,700
Advisory fees	2,630
Shareholder reporting fees	2,500
Offering costs	1,610
Registration fees	1,201
Insurance fees	1,000
Shareholder servicing fees (Note 7)	350
Distribution fees - Class A (Note 8)	94

Total expenses	179,943
Less fees waived and expenses reimbursed	(176,343)
Net expenses	3,600
Net investment income	4,664

Realized and Unrealized Gain on Investments:
Net realized gain on investments	3,395
Net change in unrealized appreciation/depreciation on investments	30,117
Net realized and unrealized gain on investments	33,512

Net Increase in Net Assets from Operations	$38,176

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$4,664	$3,841
Net realized gain on investments	3,395	287
Net change in unrealized appreciation/depreciation on investments	30,117	42,543
Net increase in net assets resulting from operations	38,176	46,671

Distributions to Shareholders:
From net investment income:
Class A	(385)	(183)
Class I	(4,257)	(3,145)
From net realized gain:
Class A	(25)	-
Class I	(276)	-
Total distributions to shareholders	(4,943)	(3,328)

Capital Transactions:
Net proceeds from shares sold:
Class A	36,156	25,010
Class I	-	250,010
Reinvestment of distributions:
Class A	410	184
Class I	4,533	3,145
Cost of shares redeemed:
Class A	(50)	-
Net increase in net assets from capital transactions	41,049	278,349

Total increase in net assets	74,282	321,692

Net Assets:
Beginning of period	321,692	-
End of period	$395,974	$321,692

Accumulated net investment income	$714	$706

Capital Share Transactions:
Shares sold:
Class A	2,869	2,303
Class I	-	25,001
Shares reinvested:
Class A	34	17
Class I	375	288
Shares redeemed:
Class A	(5)	-
Net increase in capital share transactions	3,273	27,609

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014
Net asset value, beginning of period	$11.59	$10.00
Income from Investment Operations:
Net investment income[1]	0.14	0.12
Net realized and unrealized gain on investments	1.17	1.55
Total from investment operations	1.31	1.67

Less Distributions:
From net investment income	(0.14)	(0.08)
From net realized gain	(0.01)	-
Total distributions	(0.15)	(0.08)

Net asset value, end of period	$12.75	$11.59

Total return[2]	11.38%	16.73%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$67	$27

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	51.52%	69.20%	[4]
After fees waived and expenses absorbed	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(49.16)%	(66.75)%	[4]
After fees waived and expenses absorbed	1.11%	1.20%	[4]

Portfolio turnover rate	18%	7%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014
Net asset value, beginning of period	$11.66	$10.00
Income from Investment Operations:
Net investment income[1]	0.17	0.15
Net realized and unrealized gain on investments	1.19	1.64
Total from investment operations	1.36	1.79

Less Distributions:
From net investment income	(0.17)	(0.13)
From net realized gain	(0.01)	-
Total distributions	(0.18)	(0.13)

Net asset value, end of period	$12.84	$11.66

Total return[2]	11.75%	17.94%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$329	$295

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	51.27%	68.95%	[4]
After fees waived and expenses absorbed	1.00%	1.00%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(48.91)%	(66.50)%	[4]
After fees waived and expenses absorbed	1.36%	1.45%	[4]

Portfolio turnover rate	18%	7%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Discussion of Fund Performance

A letter from Ken Kailin, CFA, Executive Vice President of Oak Ridge Investments and lead portfolio manager of the Oak Ridge Growth Opportunity Fund.

Fellow Shareholders,

During the past 12 months, the Oak Ridge Growth Opportunity Fund (the “Fund”) delivered strong absolute returns of 15.46% for Class A shares at NAV and finishing the period above the Russell Midcap Growth Index’s gain of 14.72%.

We believe there are good reasons for the results seen over this period. The current conditions including slow earnings growth, tame inflation expectations, and low interest rates have led U.S. equities to be attractive relative to most other investment choices.  This environment can favor growth strategies as earnings trends often dictate stock prices over time. Additionally, smaller companies are generally able to grow earnings faster than large companies, although smaller companies tend to also carry higher risk levels.  Both of these preferences by investors have created a mild tailwind for performance as the Fund is growth oriented and invests in slightly smaller companies than our benchmark.

Stock Selection Contributes to Fund Performance

The Fund’s 12-month performance was boosted by exposure to companies with strong earnings growth and cash flow across diversified industries.  We remained focused on stock selection being the main driver of performance through fundamental, individual company analysis.  Our high quality focused investment style and rigorous selection process allows us to be invested in a variety of businesses, each with their own unique growth opportunities.

The primary positive contributing factors to the Fund’s performance relative to the Russell Midcap Growth were strong stock selection in the Technology, Industrials and Consumer Discretionary sectors.

Specifically, in the Technology sector our holdings FireEye and Fortinet provided strong returns compared to the benchmark sector returns. These two companies, focused mainly on corporate cybersecurity saw growing demand for their products.  A high replacement rate of older existing security technology at large enterprises should also positively grow earnings.  High profile data breaches and innovative next generation security solutions have provided select companies in the space an attractive opportunity for growth. We remain very positive on the cyber security industry given its critical high profile nature and more visible growth prospects.

Industrial stocks in the Fund performed particularly well due to improving U.S. construction growth and the replacement cycle of energy efficient water heaters and related products, particularly for Fund holding A.O. Smith.  Further expansion in high growth markets such as China and India and new products/technologies should provide attractive growth over the long-term.  Snap-on, a leading global manufacturer of tools and repair equipment also performed well.  Snap-on differentiates itself by understanding customer needs, offering time savings and innovative new products.

Consumer Discretionary stocks in the Fund have outperformed the Russell Midcap Growth sector returns.  Leading industry brands such as O’Reilly Automotive and Ulta Salon, Cosmetics & Fragrance and have performed well.  Ulta, which is a retailer of beauty/salon products has generated higher sales and margins from a focus on internet and salon services.  O’Reilly Automotive remains a best-in-class operator that has consistently generated sector beating fundamentals in the automotive parts and supplies channel.

Positions in Energy Stocks Detract

The Fund’s positions in the Energy sector delivered poor absolute returns during the period. Energy holdings were particularly hard hit due to falling oil prices.  Many companies in the sector reduced top-line growth forecasts prompting analysts to slash their earnings estimates. This resulted in a broad weakness in the sector, leading to poor performance for the Fund’s holdings in Sanchez Energy, Concho Resources and Gulfport Energy.  Unfortunately for these names, oil price weakness affected these more sensitive companies due to their higher production growth rates.  While we see some value in the energy sector after its substantial sell-off, we believe the risks remain high given the continued volatility in energy prices.

Fund stock selection in the Healthcare sector also proved to be an area of weakness for the Fund despite benefitting from an overweight in the sector due to very attractive long-term growth prospects.  Keryx Pharmaceuticals, which was purchased in the Fund over the 12-month period, is a leading developer of treatments for kidney diseases.  Although the company has seen mixed price performance from drug trial data releases, the company has a large potential growth opportunity for its lead drug to be adopted by efficiently and effectively treating those on kidney dialysis.  Grifols, a company focused on plasma proteins used to treat various diseases, also detracted from performance.  We subsequently sold the position due to less visible growth drivers.

Outlook for Growth

The current conditions of slow earnings growth, tame inflation expectations, and low interest rates have led to U.S. equities attractiveness relative to most other investment choices. This often favors growth strategies as earnings trends often dictate stock prices over time.  Recent economic data has generally been only modestly positive, although impressively widespread.  The job market has continued to grow, home prices are rising, auto sales are healthy, new construction projects are increasing, banks seem to be easing lending standards, oil prices are low, inflation is meager, and consumers appear to be slightly more positive regarding the future. The concerns on the other hand are worrisome, although only when taken to unlikely extremes. Wages have been largely stagnant, new jobs are often lower paying, and many have given up even looking for jobs.  Subdued growth in China, the worsening Greece experience and strengthening dollar could pose economic challenges but we see the positives outweighing the current woes.

Oak Ridge portfolios are angled towards companies able to grow earnings despite the potential for these problems to worsen or impact our economy. We continue to focus on the fundamentals of reasonably valued companies that exemplify strong businesses with sustainable growth.  We believe the portfolio is well positioned for the current environment based on our high quality focused investment style.

As always, thank you for your support, interest, and your trust in our investment capabilities.

Sincerely,

Kenneth S. Kailin, CFA
Lead Portfolio Manager

The views in this letter were as of July 15, 2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. The fund is a newly organized series of an open end investment company with a limited history of operations. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell Midcap Growth Index measures the performance of mid cap U.S. growth stocks.

Oak Ridge Growth Opportunity Fund
FUND PERFORMANCE at May 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the Russell Midcap Growth Index.  Results include the reinvestment of all dividends and capital gains.

The Russell Midcap Growth Index measures the performance of those Russell Midcap Growth Index companies with higher price-to-book ratios and higher forecasted values.  The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns	6 Months (Actual)	1 Year	Since Inception (6/28/2013)
Before deducting maximum sales charge
Class A¹	7.14%	15.46%	17.08%
Class I²	7.32%	15.76%	17.08%
After deducting maximum sales charge
Class A¹	0.99%	8.78%	13.53%
Russell Midcap Growth Index	5.58%	14.72%	19.21%

¹	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies to purchase of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.
²	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 158.84% and 1.42% respectively, and for the Class I shares, were 158.59% and 1.17% respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.40%, and 1.15%, of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2024, and may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Growth Opportunity Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2015

Number of Shares		Value

	COMMON STOCKS – 97.0%
	CONSUMER DISCRETIONARY – 23.0%
64	Burlington Stores, Inc.*	$3,377
80	Dunkin' Brands Group, Inc.	4,269
144	Hanesbrands, Inc.	4,588
96	LKQ Corp.*	2,743
61	Marriott International, Inc. - Class A	4,757
42	Michael Kors Holdings Ltd.* 1	1,953
24	O'Reilly Automotive, Inc.*	5,269
107	Penske Automotive Group, Inc.	5,522
134	Sally Beauty Holdings, Inc.*	4,182
29	Ulta Salon Cosmetics & Fragrance, Inc.*	4,426
		41,086
	CONSUMER STAPLES – 6.8%
55	Church & Dwight Co., Inc.	4,618
67	Hain Celestial Group, Inc.*	4,239
49	United Natural Foods, Inc.*	3,287
		12,144
	ENERGY – 2.3%
96	Gulfport Energy Corp.*	4,143

	FINANCIALS – 5.8%
25	Affiliated Managers Group, Inc.*	5,591
85	PRA Group, Inc.*	4,825
		10,416
	HEALTH CARE – 18.3%
54	Acadia Healthcare Co., Inc.*	4,004
125	Akorn, Inc.*	5,738
59	Globus Medical, Inc. - Class A*	1,531
41	Isis Pharmaceuticals, Inc.*	2,760
141	Keryx Biopharmaceuticals, Inc.*	1,466
55	Mallinckrodt PLC* 1	7,119
15	Perrigo Co. PLC[1]	2,855
29	Sirona Dental Systems, Inc.*	2,863
33	Teleflex, Inc.	4,248
		32,584
	INDUSTRIALS – 22.0%
71	A.O. Smith Corp.	5,068
62	AMETEK, Inc.	3,333
60	Fortune Brands Home & Security, Inc.	2,752
35	Kansas City Southern	3,168
42	Middleby Corp.*	4,565
84	Robert Half International, Inc.	4,735
21	Roper Technologies, Inc.	3,674
33	Snap-on, Inc.	5,128
51	Verisk Analytics, Inc. - Class A*	3,702

Oak Ridge Growth Opportunity Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
25	Watsco, Inc.	$3,148
		39,273
	TECHNOLOGY – 18.8%
13	Alliance Data Systems Corp.*	3,874
79	Amphenol Corp. - Class A	4,507
54	EPAM Systems, Inc.*	3,883
90	FireEye, Inc.*	4,191
121	Fortinet, Inc.*	4,847
57	Gartner, Inc.*	4,987
73	MAXIMUS, Inc.	4,772
65	VeriFone Systems, Inc.*	2,481
		33,542
	TOTAL COMMON STOCKS (Cost $134,294)	173,188

	SHORT-TERM INVESTMENTS – 31.1%
55,519	Fidelity Institutional Government Portfolio, 0.01%[2]	55,519

	TOTAL SHORT-TERM INVESTMENTS (Cost $55,519)	55,519

	TOTAL INVESTMENTS – 128.1% (Cost $189,813)	228,707
	Liabilities in Excess of Other Assets – (28.1)%	(50,199)

	TOTAL NET ASSETS – 100.0%	$178,508

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Growth Opportunity Fund
SUMMARY OF INVESTMENTS
As of May 31, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	23.0%
Industrials	22.0%
Technology	18.8%
Health Care	18.3%
Consumer Staples	6.8%
Financials	5.8%
Energy	2.3%
Total Common Stocks	97.0%
Short-Term Investments	31.1%
Total Investments	128.1%
Liabilities in Excess of Other Assets	(28.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Growth Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2015

Assets:
Investments, at value (cost $189,813)	$228,707
Receivables:
Dividends and interest	129
Due from Advisor	1,068
Prepaid expenses	3,652
Total assets	233,556

Liabilities:
Payables:
Shareholder servicing fees (Note 7)	274
Distribution fees - Class A (Note 8)	9
Auditing fees	18,303
Transfer agent fees and expenses	10,622
Fund administration fees	7,798
Fund accounting fees	6,230
Chief Compliance Officer fees	1,785
Trustees' fees and expenses	1,505
Custody fees	1,080
Accrued other expenses	7,442
Total liabilities	55,048

Net Assets	$178,508

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$141,780
Accumulated net investment loss	(940)
Accumulated net realized loss on investments	(1,226)
Net unrealized appreciation on investments	38,894
Net Assets	$178,508

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$43,083
Shares of beneficial interest issued and outstanding	3,264
Redemption price*	$13.20
Maximum sales charge (5.75% of offering price)**	0.81
Maximum offering price to public	$14.01

Class I Shares:
Net assets applicable to shares outstanding	$135,425
Shares of beneficial interest issued and outstanding	10,261
Redemption price	$13.20

*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Oak Ridge Growth Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $7)	857
Interest	4
Total investment income	861

Expenses:
Fund administration fees	45,454
Transfer agent fees and expenses	37,022
Fund accounting fees	35,549
Auditing fees	17,502
Legal fees	12,501
Custody fees	7,019
Chief Compliance Officer fees	6,501
Trustees' fees and expenses	5,001
Miscellaneous	3,600
Shareholder reporting fees	2,500
Offering costs	1,610
Advisory fees	1,203
Registration fees	1,201
Insurance fees	1,000
Shareholder servicing fees (Note 7)	160
Distribution fees - Class A (Note 8)	88

Total expenses	177,911
Less fees waived and expenses reimbursed	(175,978)
Net expenses	1,933
Net investment loss	(1,072)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	1,865
Net change in unrealized appreciation/depreciation on investments	22,626
Net realized and unrealized gain on investments	24,491

Net Increase in Net Assets from Operations	$23,419

See accompanying Notes to Financial Statements.

Oak Ridge Growth Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(1,072)	$(679)
Net realized gain on investments	1,865	1,058
Net change in unrealized appreciation/depreciation on investments	22,626	16,268
Net increase in net assets resulting from operations	23,419	16,647

Distributions to Shareholders:
From net realized gain:
Class A	(832)	-
Class I	(3,089)	-
Total distributions to shareholders	(3,921)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	6,482	53,980
Class I	-	100,010
Reinvestment of Distributions
Class A	832	-
Class I	3,089	-
Cost of shares redeemed:
Class A	(30)	(22,000)
Net increase in net assets from capital transactions	10,373	131,990

Total increase in net assets	29,871	148,637

Net Assets:
Beginning of period	148,637	-
End of period	$178,508	$148,637

Accumulated net investment loss	$(940)	$(357)

Capital Share Transactions:
Shares sold:
Class A	502	4,521
Class I	-	10,001
Shares reinvested:
Class A	70	-
Class I	260	-
Shares redeemed:
Class A	(3)	(1,826)
Net increase in capital share transactions	829	12,696

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Oak Ridge Growth Opportunity Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014
Net asset value, beginning of period	$11.73	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.11)	(0.09)
Net realized and unrealized gain on investments	1.89	1.82
Total from investment operations	1.78	1.73

Less Distributions:
From net realized gain	(0.31)	-

Net asset value, end of period	$13.20	$11.73

Total return[2]	15.46%	17.30%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$43	$32

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	111.05%	158.82%	[4]
After fees waived and expenses absorbed	1.40%	1.40%	[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(110.51)%	(158.24)%	[4]
After fees waived and expenses absorbed	(0.86)%	(0.82)%	[4]

Portfolio turnover rate	40%	26%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Growth Opportunity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014
Net asset value, beginning of period	$11.70	$10.00
Income from Investment Operations:
Net investment income loss[1]	(0.08)	(0.06)
Net realized and unrealized gain on investments	1.89	1.76
Total from investment operations	1.81	1.70

Less Distributions:
From net realized gain	(0.31)	-

Net asset value, end of period	$13.20	$11.70

Total return[2]	15.76%	17.00%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$135	$117

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	110.80%	158.57%	[4]
After fees waived and expenses absorbed	1.15%	1.15%	[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(110.26)%	(157.99)%	[4]
After fees waived and expenses absorbed	(0.61)%	(0.57)%	[4]

Portfolio turnover rate	40%	26%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2015

Note 1 – Organization
Oak Ridge Small Cap Growth Fund (“Small Cap Growth” or “Small Cap Growth Fund”), Oak Ridge Large Cap Growth Fund (“Large Cap Growth” or “Large Cap Growth Fund”), Oak Ridge Dividend Growth Fund (“Dividend Growth” or “Dividend Growth Fund”) and Oak Ridge Growth Opportunity Fund (“Growth Opportunity” or “Growth Opportunity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Small Cap Growth Fund’s primary investment objective is to seek capital appreciation. The  Small Cap Growth Fund (the “Successor Fund”) acquired  the  assets  and  liabilities  of  the  Pioneer  Oak Ridge  Small  Cap  Growth  Fund  (the “Predecessor Fund”) on October 17, 2014. With respect to Pioneer Oak Ridge Small Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Successor Fund, Class C shareholders received Class C shares of the Successor Fund, Class K shareholders received Class K shares of the Successor Fund, and Class Y shareholders received Class Y shares of the Successor Fund.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund and accordingly, certain financial history of the Predecessor Fund is included in these financial statements. The Small Cap Growth Fund’s fiscal year end was changed to May 31, 2015 as of December 1, 2014.

The Large Cap Growth Fund’s primary investment objective is to seek capital appreciation. The Large Cap Growth Fund (the “Successor Fund”) acquired the assets and liabilities of the Pioneer Oak Ridge Large Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. With respect to Pioneer Oak Ridge Large Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Successor Fund, Class C shareholders received Class C shares of the Successor Fund, and Class Y shareholders received Class Y shares of the Successor Fund.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund and accordingly, certain financial history of the Predecessor Fund is included in these financial statements.  The Large Cap Growth Fund’s fiscal year end was changed to May 31, 2015 as of December 1, 2014.

The Dividend Growth Fund’s primary investment objective is to provide current income and to seek long-term capital appreciation. The Fund commenced investment operations on June 28, 2013, with two classes of shares, Class A and Class I.

The Growth Opportunity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on June 28, 2013, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made. Expenses such as distribution and service fees pursuant to Rule 12b-1, transfer agent fees and expenses with respect to the Large Cap Growth Fund and Small Cap Growth Fund, that are specific to individual share classes, are accrued directly to the respective share class.  Transfer agent fees and expenses reported on the Statement of Operations for the Large Cap Growth Fund and the Small Cap Growth Fund include payments to third parties for performing shareholder services to their customers.

The Small Cap Growth Fund and Large Cap Growth Fund each incurred offering costs of approximately $21,700, which are being amortized over a one-year period from October 17, 2014 (Plan of Reorganization).

The Dividend Growth Fund and Growth Opportunity Fund each incurred offering costs of approximately $27,070 each, which were amortized over a one-year period from June 28, 2013 (commencement of operations).

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015

(c) Federal Income Taxes
Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2012-2014 for the Small Cap Growth Fund and the Large Cap Growth Fund and open years ended May 31, 2014 for the Dividend Growth Fund and Growth Opportunity Fund and as of and during the year ended May 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Dividend Growth Fund will make distributions of net investment income quarterly.  The Small Cap Growth Fund, Large Cap Growth Fund and Growth Opportunity Fund will make distributions of net investment income, if any, at least annually.  Each Fund makes distributions of its net capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Money Market Investments
The Growth Opportunity Fund invests a significant amount (31.1% of its net assets as of May 31, 2015) in the Fidelity Institutional Government Portfolio (“FIGXX”).  FIGXX invests in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully.  FIGXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FIGXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FIGXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FIGXX.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015

Note 3 – Reorganization Information
On September 30, 2014, beneficial owners of the Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund, each a series of Pioneer Series Trust I, a Delaware statutory trust (the “Pioneer Trust”), approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Small Cap Growth Fund and Large Cap Growth Fund, respectively, as detailed below. The Plan of Reorganization was approved by the Trust’s Board on May 20, 2014 and by the Pioneer Trust Board on May 27, 2014.  This tax-free reorganization was accomplished on October 17, 2014 (the “Closing Date”), by exchanging the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund for shares of the Small Cap Growth Fund and Large Cap Growth Fund, respectively.  Class A, B and R shareholders received Class A shares of the corresponding Successor Fund.  Class C, Class K and Class Y shareholders received Class C, Class K and Class Y shares of the corresponding Successor Fund, respectively. The table below contains details of the reorganization as of the Closing Date:

	Pioneer Oak Ridge
	Small Cap Growth Fund			Small Cap Growth Fund
Exchange per Class:	Shares		Amount	Shares		Amount
Class A	11,772,220		$441,977,460	11,933,693	*	$448,039,810	*
Class B	77,777	*	2,609,869	-		-
Class C	2,930,895		91,501,958	2,930,895		91,501,958
Class K	2,054,817		77,877,195	2,054,817		77,877,195
Class R	92,409	*	3,452,481	-		-
Class Y	38,469,782		1,470,383,380	38,469,782		1,470,383,380
Net Assets			$2,087,802,343			$2,087,802,343

*	Class B and Class R shares of the Pioneer Oak Ridge Small Cap Growth Fund were exchanged for 161,473 shares of Class A of the Small Cap Growth Fund (69,515 shares Class B and 91,958 shares Class R) (valued at $6,062,350).

	Pioneer Oak Ridge
	Large Cap Growth Fund			Large Cap Growth Fund
Exchange per Class:	Shares		Amount	Shares		Amount
Class A	2,479,758		$43,827,593	2,602,640	*	$45,999,411	*
Class B	64,482	*	1,037,997	-		-
Class C	1,295,138		20,971,577	1,295,138		20,971,577
Class R	66,641	*	1,133,821	-		-
Class Y	811,464		14,599,659	811,464		14,599,659
Net Assets			$81,570,647			$81,570,647

*	Class B and Class R shares of the Pioneer Oak Ridge Large Cap Growth Fund were exchanged for 122,882 shares of Class A of the Large Cap Growth Fund (58,730 shares Class B and 64,152 shares Class R) (valued at $2,171,818).

The Pioneer Oak Ridge Small Cap Growth Fund and the Pioneer Oak Ridge Large Cap Growth Fund’s net assets on conversion date included $510,703,113 and $26,868,745 of unrealized appreciation and $152,508,507 and $14,290,543 of accumulated gain, respectively. The cost basis of the investments received from each Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015

Note 4 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Oak Ridge Investments, LLC (the “Advisor” or “Oak Ridge”). Under the terms of the Agreement, the Small Cap Growth Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85% on the first $1 billion and 0.80% thereafter of the Fund’s average daily net assets. The Large Cap Growth Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% on the first $1 billion and 0.70% thereafter of the Fund’s average daily net assets.  The Dividend Growth Fund and Growth Opportunity Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Funds’ average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses until October 17, 2016 for the Oak Ridge Small Cap Growth Fund and Oak Ridge Large Cap Growth Fund and until September 30, 2024 for the Oak Ridge Dividend Growth Fund and Oak Ridge Growth Opportunity Fund.  These agreements may be terminated by the Trust’s Board of Trustees.  The table below contains the expense cap by Fund and by Class:

	Total Limit on Annual
	Operating Expenses
	Class A Shares†	Class C Shares†	Class I Shares†	Class K Shares†	Class Y Shares†
Small Cap Growth Fund	1.40%	2.30%	-	0.92%	1.05%
Large Cap Growth Fund	1.20%	2.10%	-	-	1.17%
Dividend Growth Fund	1.25%	-	1.00%	-	-
Growth Opportunity Fund	1.40%	-	1.15%	-	-

†     The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

Prior to the close of business on October 17, 2014, investment advisory services were provided to the Predecessor Funds by Pioneer Investment Management, Inc. (the “Previous Advisor”), which received investment management fees for their services pursuant to the terms of the investment advisory agreements for each of the Predecessor Funds.  The investment advisory fees, which were computed daily and paid monthly, were payable at the following annual rates for the Predecessor Funds, calculated as a percentage of each particular Fund’s average daily net assets: Small Cap Growth Fund, 0.85% up to $1 billion and 0.80% on assets over $1 billion; and Large Cap Growth Fund, 0.75% up to $1 billion and 0.70% on assets over $1 billion.  Prior to the close of business on October 17, 2014, Oak Ridge served as sub-advisor to the Predecessor Funds. The Previous Advisor paid a portion of the fee it received from the Funds to Oak Ridge as compensation for sub-advisory services to the Funds.

The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Funds for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture all or a portion of this amount no later than the dates stated below:

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015

	Large Cap Growth Fund	Dividend Growth Fund	Growth Opportunity Fund
May 31, 2017	$-	$181,951	$182,006
November 30, 2017	23,454	-	-
May 31, 2018	111,320	176,343	175,978
Total	$134,774	$358,294	$357,984

For the period ended May 31, 2015, the Advisor recovered all of the previously waived $10,817 advisory fees for the Small Cap Growth Fund.

From December 1, 2013 to the close of business on October 17, 2014, the Previous Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Predecessor Funds’ operating expenses to an annual rate (as a percentage of the average daily net assets) as follows:

	Predecessor Fund (Pioneer Oak Ridge Small Cap Growth Fund)	Predecessor Fund (Pioneer Oak Ridge Large Cap Growth Fund)
Class A	1.40%	1.20%
Class B	2.30%	2.10%
Class C	2.30%	2.10%
Class R	1.60%	1.45%

Class K and Class Y shares did not have an expense limitation.

The Previous Advisor waived $6,544 and $187,893 of its fees in the Small Cap Growth Fund and Large Cap Growth Fund, respectively, during the period December 1, 2013 through October 17, 2014

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Prior to the close of business on October 17, 2014, the Previous Advisor served as the Predecessor Funds’ administrator, performing certain accounting, administration and legal services for the Predecessor Funds.  The Small Cap Growth Fund and the Large Cap Growth Fund reimbursed the Previous Advisor $443,071 and $19,087, respectively, for administrative services and costs, including accounting, regulatory reporting and insurance premiums for the period December 1, 2013 through October 17, 2014.  Prior to October 17, 2014, Brown Brothers Harriman & Co., served as the Predecessor Funds’ custodian and sub-administrator.

Prior to the close of business on October 17, 2014, Pioneer Investment Management Shareholder Services, Inc. (“PIMSS”) served as the Predecessor Funds’ transfer agent and Pioneer Funds Distributor, Inc. (“PFD”), each an affiliate of the Previous Advisor, served as the Predecessor Funds’ distributor and principal underwriter.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015

PFD received $56,692 and $5,722 in underwriting commissions on the sale of the Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund’s Class A shares, respectively, during the period December 1, 2013 through October 17, 2014.

For the period ended May 31, 2015, UMBFS received transfer agent fees as follows:

Transfer agent fees paid to UMBFS
Small Cap Growth Fund	$218,344
Large Cap Growth Fund	48,950
Dividend Growth Fund	37,048
Growth Opportunity Fund	37,022

During the period October 18, 2014 through November 30, 2014, UMBFS received transfer agent fees in the amount of $38,243 and $11,250 for the Small Cap Growth Fund and Large Cap Growth Fund, respectively.

During the period December 1, 2013 through October 17, 2014, the Predecessor Funds paid transfer agent fees and reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as statement mailings, outgoing phone calls and omnibus relationship contracts as follows:

	Transfer agent fees paid to PIMSS	Out-of-Pocket expenses paid to PIMSS
Predecessor Fund (Pioneer Oak Ridge Small Cap Growth Fund)	$287,872	$2,650,790
Predecessor Fund (Pioneer Oak Ridge Large Cap Growth Fund)	95,203	109,644

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the periods ended May 31, 2015 and November 30, 2014, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  Prior to the close of business on October 17, 2014, an officer of the Previous Advisor served as the Pioneer Trust’s Chief Compliance Officer and each Predecessor Fund paid a portion of the chief compliance officer’s compensation.  The Funds’ allocated fees incurred for CCO services for the periods ended May 31, 2015 and November 30, 2014, are reported on the Statement of Operations.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015

Note 5 – Federal Income Taxes
At May 31, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Small Cap Growth Fund	Large Cap Growth Fund	Dividend Growth Fund	Growth Opportunity Fund
Cost of investments	$1,760,549,305	$49,228,759	$368,715	$189,813

Gross unrealized appreciation	$880,350,810	$31,143,037	$76,744	$42,731
Gross unrealized depreciation	(104,609,190)	(944,518)	(4,084)	(3,837)
Net unrealized appreciation on investments	$775,741,620	$30,198,519	$72,660	$38,894

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the periods ended May 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Small Cap Growth Fund	$(1,270,047)	$1,270,047	$-
Large Cap Growth Fund	(383,417)	383,417	-
Dividend Growth Fund	-	(14)	14
Growth Opportunity Fund	(489)	489	-

As of May 31, 2015, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows:

	Small Cap Growth Fund	Large Cap Growth Fund	Dividend Growth Fund	Growth Opportunity Fund
Undistributed ordinary income	$-	$-	$714	$-
Undistributed long-term capital gains	104,251,546	-	3,395	-
Accumulated earnings	104,251,546	-	4,109	-

Accumulated capital and other losses	(8,415,465)	(50,649,122)	-	(2,166)
Unrealized appreciation on investments	775,741,620	30,198,519	72,660	38,894
Total accumulated earnings (deficit)	$871,577,701	$(20,450,603)	$76,769	$36,728

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015

The tax character of the distributions paid during the periods ended May 31, 2015, November 30, 2014 and November 30, 2013, were as follows:

	Small Cap Growth Fund
Distributions paid from:	2015	2014	2013
Ordinary income	$10,731,400	$-	$-
Net long-term capital gains	130,497,819	-	96,184,326
Total distributions paid	$141,229,219	$-	$96,184,326

Large Cap Growth Fund
Distributions paid from:	2015	2014	2013
Ordinary income	$-	$-	$-
Net long-term capital gains	-	-	-
Total distributions paid	$-	$-	$-

The tax character of the distributions paid during the fiscal years ended May 31, 2015 and 2014, were as follows:

	Dividend Growth Fund		Growth Opportunity Fund
Distributions paid from:	2015	2014	2015	2014
Ordinary income	$4,943	$3,328	$830	$-
Net long-term capital gains	-	-	3,091	-
Total distributions paid	$4,943	$3,328	$3,921	$-

As of May 31, 2015, the Funds had accumulated capital loss carryforwards as follows:

	Small Cap Growth Fund	Large Cap Growth Fund	Dividend Growth Fund	Growth Opportunity Fund
For losses expiring November 30,
2017	$-	$50,489,033	$-	$-
2018	-	-	-	-
2019	-	-	-	-
	$-	$50,489,033	$-	$-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended May 31, 2015 the Large Cap Growth Fund utilized $3,702,268 of its capital loss carryforward.

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  As of May 31, 2015, the Growth Opportunity Fund had $1,226 of post-October losses, which are deferred until June 1, 2015 for tax purposes.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015

As of May 31, 2015, the Small Cap Growth Fund, Large Cap Growth Fund and Growth Opportunity Fund had $8,415,465, $160,089 and $940, respectively, of qualified late-year ordinary losses which are deferred until fiscal year 2016 for tax purposes.  Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 6 – Investment Transactions
For the period ended May 31, 2015, purchases and sales of investments were as follows:

	Purchases	Sales
Small Cap Growth Fund	$549,438,969	$495,210,406
Large Cap Growth Fund	8,559,518	12,046,858
Dividend Growth Fund	106,776	62,601
Growth Opportunity Fund	65,514	62,341

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Dividend Growth Fund and Growth Opportunity Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.  Prior to October 1, 2014, the annual rate for the Shareholder Servicing Plan was 0.15%.  There is no Shareholder Servicing Plan for Small Cap Growth Fund and Large Cap Growth Fund.

For the periods ended May 31, 2015 for the Dividend Growth and Growth Opportunity Funds, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares and 1.00% of average daily net assets attributable to Class C shares.

Prior to the close of business on October 17, 2014, each of the Predecessor Funds adopted a distribution plan pursuant to Rule 12b-1 with respect to Class A, Class B, Class C, and Class R shares.  Pursuant to the Plan, each Fund paid PFD 0.25%, 1.00%, 1.00%, and 0.50% of average daily net assets attributable to Class A, Class B, Class C, and Class R shares, respectively.

For the period December 1, 2013 through October 17, 2014, the Funds paid PFD the following distribution fees under the Predecessor Funds’ distribution plan:

	Predecessor Fund (Pioneer Oak Ridge Small Cap Growth Fund)	Predecessor Fund (Pioneer Oak Ridge Large Cap Growth Fund)
Class A	$1,225,412	$116,109
Class B	31,527	14,082
Class C	885,743	201,316
Class R	11,083	5,375

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015

For the periods ended May 31, 2015 and November 30, 2014, distribution fees incurred with respect to Class A and Class C shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2015, in valuing the Funds’ assets carried at fair value:

Small Cap Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$2,431,047,541	$-	$-	$2,431,047,541
Short-Term Investments	105,243,384	-	-	105,243,384
Total	$2,536,290,925	$-	$-	$2,536,290,925

Large Cap Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$78,386,006	$-	$-	$78,386,006
Short-Term Investments	1,041,272	-	-	1,041,272
Total	$79,427,278	$-	$-	$79,427,278

Dividend Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$385,737	$-	$-	$385,737
Short-Term Investments	55,638	-	-	55,638
Total	$441,375	$-	$-	$441,375

Growth Opportunity Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$173,188	$-	$-	$173,188
Short-Term Investments	55,519	-	-	55,519
Total	$228,707	$-	$-	$228,707

*	The Fund did not hold any Level 2 or Level 3 securities at period end.
[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities or any investment in an Oak Ridge Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of May 31, 2015 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Appreciation (Depreciation)	Value End of Period	Dividends Credited to Income	Net Realized Gain (Loss)
Small Cap Growth Fund
Seachange International, Inc.	$11,728,308	$3,597,439	$-	$202,967	$15,528,714	$-	$-

Fund/Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period
Small Cap Growth Fund
Seachange International, Inc.	1,747,885	549,262	-	2,297,147

Note 12 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Note 14 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Oak Ridge Funds

We have audited the accompanying statements of assets and liabilities of the Oak Ridge Small Cap Growth Fund, Oak Ridge Large Cap Growth Fund, Oak Ridge Dividend Growth Fund, and Oak Ridge Growth Opportunity Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of May 31, 2015, and with respect to the Oak Ridge Small Cap Growth Fund and Oak Ridge Large Cap Growth Fund, the related statements of operations, the statements of changes in net assets, and the financial highlights for the six month period ended May 31, 2015 and the year ended November 30, 2014, with respect to the Oak Ridge Dividend Growth Fund and Oak Ridge Growth Opportunity Fund, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then  ended and the period June 28, 2013 (commencement of operations) to May 31, 2014.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the Oak Ridge Small Cap Growth Fund and Oak Ridge Large Cap Growth Fund other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statements of changes in net assets for the year ended November 30, 2013, and the financial highlights for each of the four years in the period ended November 30, 2013, and in their report, dated January 24, 2014, they expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Ridge Small Cap Growth Fund, Oak Ridge Large Cap Growth Fund, Oak Ridge Dividend Growth Fund, and Oak Ridge Growth Opportunity Fund as of May 31, 2015, and the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 30, 2015

Oak Ridge Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the period ended May 31, 2015, 71.46%, 100.00%, and 100.00%, respectively, of the dividends to be paid from net investment income,  including short-term capital gains (if any) from the Small Cap Growth Fund, the Dividend Growth Fund, and the Growth Opportunity Fund, is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income
For the period ended May 31, 2015, 71.45%, 100.00%, and 100.00%, respectively, of dividends to be paid from net investment income, including short-term capital gains (if any) from the Small Cap Growth Fund, the Dividend Growth Fund, and the Growth Opportunity Fund, is designated as qualified dividend income.

Long-Term Capital Gain Designation
For federal income tax purposes, the Small Cap Growth Fund and the Growth Opportunity Fund designate long-term capital gain dividends of $130,497,819 and $3,091, respectively, or the amounts to be determined to be necessary, for the year ended May 31, 2015.

Trustees and Officer Information
Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 551-5521 or on the Funds’ website at www.oakridgefunds.com.  The Trustees and officers of each Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	72	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	72	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	72	None.

Oak Ridge Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	72	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	72	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

Oak Ridge Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stratford Square, Boyerstown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Oak Ridge Funds
EXPENSE EXAMPLES
For the Six Months Ended May 31, 2015 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A only); and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/14	5/31/15	12/1/14 – 5/31/15
Class A	Actual Performance	$1,000.00	$1,078.30	$6.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.23	6.76
Class C	Actual Performance	1,000.00	1,074.20	10.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.35	10.65
Class K	Actual Performance	1,000.00	1,080.80	4.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.45	4.53
Class Y	Actual Performance	1,000.00	1,080.30	5.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.70	5.28

Oak Ridge Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended May 31, 2015 (Unaudited)

*	Expenses are equal to the Fund’s annualized expense ratios of 1.34%, 2.12%, 0.90% and 1.05% for Class A, Class C, Class K and Class Y, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Large Cap Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/14	5/31/15	12/1/14 – 5/31/15
Class A	Actual Performance	$1,000.00	$1,040.90	$6.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.04
Class C	Actual Performance	1,000.00	1,036.30	10.63
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.49	10.52
Class Y	Actual Performance	1,000.00	1,041.20	5.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.18	5.80

*	Expenses are equal to the Fund’s annualized expense ratios of 1.20%, 2.09% and 1.15% for Class A, Class C and Class Y, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Dividend Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/14	5/31/15	12/1/14 – 5/31/15
Class A	Actual Performance	$1,000.00	$1,025.80	$6.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.71	6.28
Class I	Actual Performance	1,000.00	1,027.60	5.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.95	5.03

*	Expenses are equal to the Fund’s annualized expense ratios of 1.25% and 1.00% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Oak Ridge Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended May 31, 2015 (Unaudited)

Growth Opportunity Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/14	5/31/15	12/1/14–5/31/15
Class A	Actual Performance	$1,000.00	$1,071.40	$7.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.96	7.04
Class I	Actual Performance	1,000.00	1,073.20	5.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.20	5.78

*	Expenses are equal to the Fund’s annualized expense ratios of 1.40% and 1.15% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Oak Ridge Funds
Each a series of Investment Managers Series Trust

Advisor
Oak Ridge Investments, LLC
10 South LaSalle Street
Chicago, Illinois 60603

 Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 10th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oak Ridge Small Cap Growth Fund - Class A	ORIGX	46141P 123
Oak Ridge Small Cap Growth Fund - Class C	ORICX	46141P 131
Oak Ridge Small Cap Growth Fund - Class K	ORIKX	46141P 149
Oak Ridge Small Cap Growth Fund - Class Y	ORIYX	46141P156
Oak Ridge Large Cap Growth Fund - Class A	ORILX	46141P 180
Oak Ridge Large Cap Growth Fund - Class C	ORLCX	46141P 172
Oak Ridge Large Cap Growth Fund - Class Y	PORYX	46141P 164
Oak Ridge Dividend Growth Fund - Class A	ORDAX	46141P 727
Oak Ridge Dividend Growth Fund - Class I	ORDNX	46141P 719
Oak Ridge Growth Opportunity Fund - Class A	OGOAX	46141P 693
Oak Ridge Growth Opportunity Fund - Class I	OGOIX	46141P 685

Privacy Principles of the Oak Ridge Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oak Ridge Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 551-5521 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 551-5521 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Oak Ridge Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201
Toll Free: (855) 551-5521

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-551-5521.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Oak Ridge Small Cap Growth Fund & Oak Ridge Large Cap Growth Fund	FYE 5/31/2015	FYE 11/30/2014
Audit Fees	$30,000	$28,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

Oak Ridge Dividend Growth Fund & Oak Rdige Growth Opportunity Fund	FYE 5/31/2015	FYE 5/31/2014
Audit Fees	$30,000	$27,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Oak Ridge Small Cap Growth Fund & Oak Ridge Large Cap Growth Fund	FYE 5/31/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Oak Ridge Dividend Growth Fund & Oak Ridge Growth Opportunity Fund	FYE 5/31/2015	FYE 5/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Oak Ridge Small Cap Growth Fund & Oak Ridge Large Cap Growth Fund
Non-Audit Related Fees	FYE 5/31/2015	FYE 11/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Oak Ridge Dividend Growth Fund & Oak Rdige Growth Opportunity Fund
Non-Audit Related Fees	FYE 5/31/2015	FYE 5/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	8/7/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	8/7/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	8/7/2015